2007 First Quarter Earnings Call

May 11, 2007

Exhibit 99.2

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements made in this presentation that relate to future events or the Company’s expectations, guidance, projections, estimates, intentions, goals, targets and strategies are forward looking statements.  You are cautioned that all forward-looking statements are based upon current expectations and estimates and the
Company assumes no obligation to update this information.  Because actual results may differ materially from those expressed or implied by the forward-
looking statements, the Company cautions you not to place undue reliance on these statements.  For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company’s forward-looking statements, please see
“Management’s Discussion and Analysis of Financial Condition and Results of
Operations” and “Risk Factors” in the Company’s current and future Annual
Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Adjusted EBITDA Statement

We refer to the term “Adjusted EBITDA” in various places throughout this presentation.  Adjusted EBITDA, or earnings
(adjusted as described below) before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our senior secured credit facility and the indenture governing the notes and accordingly, is important to the Company’s liquidity and ability to borrow under its debt instruments.  Adjusted EBITDA is calculated similarly under both the credit facility and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations and amounts payable pursuant to the management agreement with AEA Investors.  In addition, consolidated net income is adjusted to exclude certain items, including non-recurring charges with respect to the closing of the acquisition of Santana Holdings Corp. (the “Santana Acquisition”), the closing of the acquisition of Procell Decking Systems (the “Procell Acquisition”) and the related financing transactions, as well as certain other nonrecurring or unusual charges.  Please see the Company’s March 31, 2007 10-Q, which contains a detailed description of our covenants and a thorough description of our use of Adjusted EBITDA, and the use of
Adjusted EBITDA in connection with certain calculations under the covenants, under our credit agreement and indenture.

While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreement and indenture, as discussed above.  Adjusted EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with GAAP.  In addition, other companies in our industry or across different industries may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.  In future SEC filings, we may be required to change our presentation of
Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures.  In addition, you are cautioned not to place undue reliance on Adjusted EBITDA.

For a reconciliation of Adjusted EBITDA to net income, please see the Appendix to this presentation.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a manufacturer of market-leading brands of highly engineered premium, low-maintenance building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications.  The Company’s products are marketed under several brands including AZEK® Trimboards, Procell Decking Systems, Santana Products,
Comtec, Capitol, EverTuff™, TuffTec™, Hiny Hider® and Celtec®, as well as many other brands. For additional information on CPG please visit our web site at http://WWW.CPGINT.COM.

Please note:

To access the conference call, dial (866) 315-3365 and enter Conference ID
7872626. A replay of the call will be available for one week after the event by
dialing   (800) 642-1687 or (706) 645-9291 and entering Conference ID 7872626.

Table of Contents

Strategy Overview

6

2007 First Quarter Business Highlights

9

2007 Financial Overview

12

2007 Guidance

14

Appendix

15

Q&A

75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
2005
2006
Q1 2007
Scranton Products

95.0%
90.0%
85.0%
80.0%
75.0%
2005
2006
Q1 2007
AZEK Building Products

Strategy Overview

Transformation of CPG into a Building
Products Company gains steam

Scranton Products expands mix of end
use building products to 70% (locker
systems and bathroom products)

Santana Acquisition

Locker business expansion

New products (post consumer, etc.)

Residential building products (AZEK® )
grows to 90% of AZEK Building
Products business

Trim and millwork growth

Mouldings launch

Procell Acquisition

New products for future growth

Strategy

Building Product Mix - SP

Building Product Mix - ABP

Strategy Overview

Grow AZEK Building Products into the provider of premium home exterior products

Completed Mouldings launch

Pella window surround partnership in full swing

Procell Acquisition meets Q1 expectations

Procell technology will allow AZEK to expand its product offering

Expand AZEK sales footprint and brand

Dealer network expands from 1,400 at the beginning of 2006 to 1,700 in Q4 2006 to nearly 2,000 in Q1 2007

Move into Big Box underway

Move into Canada gains steam

Strategy

Strategy Overview

Use our experience and technology to drive new building product introductions

Byeong Jo joins our team as VP of R&D

Use LEAN to drive quality and cost reduction

LEAN techniques used to drive success of Santana acquisition

Santana Acquisition well ahead of merger case

Complete plant redesign under LEAN completed in March

Significant inventory reduction effort pays benefits

Employee empowerment drives cost reductions

Use data to manage the business

SAP implementation continues to drive value

Reaching out through the sales network to better understand market changes

Procell Acquisition integrated into SAP by second quarter

Public company infrastructure implementation on track

Strategy

2007 First Quarter Business Highlights

Overall CPG revenue growth of 21.0% despite downturn in the new housing market

Procell and Santana Acquisition success

AZEK® Trimboards sales volumes grow

Locker system sales increase 40%

CPG’s Adjusted EBITDA up 40.3% to $21.4 million from $15.3 million in
2006

Cash position $11.4 million at March 31, 2007 and no balance outstanding on $40.0 million revolving credit facility

2007 Earnings guidance confirmed

Business Highlights

2007 First Quarter Business Highlights - ABP

AZEK® fundamentals still strong and improving in a difficult building market

Housing starts fall from 2.1 million in 2006 Q1 to 1.4 million by 2007 Q1

Dealers and distributors closely monitoring inventory levels

How long does the bottom last (late 2007/early 2008)

Early conversion play, brand and sales footprint expansion can help to offset a down market

Early buy program was a success

Procell meets expectations

AZEK Trimboard sales flat year-over-year but volume up almost 9% (surcharge)

Operating Income up 31.4% to $15.7 million

Business Highlights

2007 First Quarter Business Highlights - SP

Scranton Product Highlights:

Scranton Product sales up 36.5% to $25.4 million

Commercial building product (Santana/Comtec/Capitol bathroom product and locker systems) sales up 73.9% (volume up 65.5% and Average Selling Price (ASP) up 5.1%)

Operating Income up 119.5% to $3.8 million from $1.8 million in 2006

Santana Acquisition and locker business drive success in commercial building products

Santana Acquisition integration continues to outperform merger case

Locker systems business creating an early stage conversion

Sales grow over 40% in Q1

Chris Bardasian joins sales team

National accounts

New markets

Business Highlights

2007 First Quarter Financial Results

Financial Update

$ in MMs

Year Quarter Ended March 31,

2006

2007

%

Net Sales

$78.1

$94.4

21.0%

Volume

57.7

73.5

27.2%

ASP

$1.35

$1.29

-4.4%

Adjusted EBITDA

$15.3*

$21.4

40.3%

% of Net Sales

19.6%

22.7%

Net Income

$3.6

$5.2

43.2%

Capital Expenditures

$5.5

$2.5

-54.5%

*Excludes $2.6 mm of Pro Forma EBITDA for the Santana and Procell Acquisitions as if we owned them on January

1, 2006.

Balance Sheet

(1)

Excludes Interest Payable.

Financial Update

$ in MMs

As of

3/31/06

12/31/06

3/31/07

Inventory

$39.1

$45.5

$37.0

Accounts Rec.

$21.6

$29.3

$40.2

Prepaid Expenses

$4.0

$6.4

$4.3

A/P & Accrued Expenses(1)

($32.5)

($34.9)

($40.7)

Total

$32.2

$46.3

$40.8

Revolver Balance

$0.0

$9.5

$0.0

Cash Balance

$5.3

$2.2

$11.4

Downside:

Prolonged decline in residential
housing market

Resin prices rise

Procell integration

Upside:

Higher AZEK® growth

Resin declines further

Higher Procell growth

Incremental Santana synergies

Low

High

$60mm

$65mm

Adjusted EBITDA growth ranges from 36% to 47%

2007 Guidance

(1) In preparation of our Adjusted EBITDA, we used a basis similar to actual interest, depreciation, amortization and taxes reported for 2006, subject to the timing of the Santana and Procell Acquisitions.

2007 Adjusted EBITDA Guidance (1)

APPENDIX

(Dollars in thousands)	Year Ended December 31, 2006	Add: Three Months Ended March 31, 2007	Less: Three Months Ended March 31, 2006	Pro Forma Adjusted Twelve Months Ended March 31, 2007
Net (loss) income	$ (485)	$ 5,210	$ 3,637	$ 1,088
Interest expense, net	28,685	8,546	6,210	31,021
Income tax expense	230	3,120	2,307	1,043
Depreciation and amortization	13,813	4,126	3,073	14,866
EBITDA	42,243	21,002	15,227	48,018
Relocation and hiring costs	81	—	—	81
Retiring executive costs	385	—	45	340
Management fee	1,021	375	—	1,396
Severance costs	—	21	—	21
Santana Acquisition costs	519	13	—	532
Procell non—recurring charges	26	11	—	37
Adjusted EBITDA	$ 44,275	$ 21,422	$ 15,272	$ 50,425
Pro forma adjustments	8,582	710	2,629	6,663
Adjusted EBITDA with pro forma adjustments	$ 52,857	$ 22,132	$ 17,901	$ 57,088

Net Income to Adjusted EBITDA Reconciliation- QTD

Appendix

_____________________

(1) Represents the pro forma effect from Santana and Procell Decking as if the Santana Acquisition and the Procell Acquisition took place on April 1, 2006, as defined by our credit agreement.

(1)

CPG INTERNATIONAL
Building Products. Better.

(in thousands)	2007 Q1	2006 Q1
AZEK Building Products	60,581	47,589
Scranton Products	12,873	10,140
Total	73,454	57,729

Quarterly Volume Information

Appendix

CPG INTERNATIONAL
Building Products. Better.

CPG INTERNATIONAL
Building Products. Better.
SCRANTON PRODUCTS
Cutting Edge Building Products
AZEK
AZEK Building Products, Inc.
Flametec
HITEC
HIGH DENSITY POLYETHYLENE (HDPE)
SEABOARD
COMTEC INDUSTRIES
HINY HIDERS
Santana Products
CAPITOL PARTITIONS INC.
AZEK
TRIMBOARDS
procell
DECKING SYSTEMS
CELTEC
DISPLAYBOARD

CPG

Industrial

Commercial

Residential

Industrial

CPG